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                         MORGAN STANLEY STRATEGIST FUND
                          ITEM 77(O) 10F-3 TRANSACTIONS
                        AUGUST 1, 2009 - JANUARY 31, 2010

                                                               AMOUNT OF    % OF    % OF
                                    OFFERING                     SHARES   OFFERING  FUNDS
    SECURITY     PURCHASE/  SIZE OF PRICE OF    TOTAL AMOUNT   PURCHASED PURCHASED  TOTAL
   PURCHASED    TRADE DATE OFFERING  SHARES     OF OFFERING     BY FUND   BY FUND  ASSETS           BROKERS           PURCHASED FROM
--------------- ---------- -------- -------- ----------------- --------- --------- ------ -------------------------- ---------------
 International   08/03/09     --    $ 99.920 $1,000,000,000.00   155,000     0.01%  0.13%   Bofa Merrill Lynch, BNP  Bank of America
   Paper Co.                                                                               PARIBAS, BBVA Securities,
  7.500% due                                                                                  CALYON, Commerzbank
   8/15/2021                                                                                 Corporates & Markets,
                                                                                            Daiwa Securities America
                                                                                              Inc., Mitsubishi UFJ
                                                                                              Securities USA Inc.,
                                                                                            Morgan Keegan & Company,
                                                                                             Inc., Scotia Capital,
                                                                                             SOCIETE GENERALE, Wells
                                                                                             Fargo Securities, J.P.
                                                                                             Morgan, UBS Investment
                                                                                                      Bank

First Energy     08/04/09     --    $ 99.998 $  600,000,000.00    45,000     0.00%  0.04%  Morgan Stanley, Barclays      Barclays
  Solutions                                                                                 Capital, Credit Suisse,      Capital
Corp. 6.050%                                                                                 RBS, KeyBanc Capital
due 8/15/2021                                                                             Markets, SunTrust Robinson
                                                                                            Humphrey, U.S. Bancorp
                                                                                            Investments, Inc., The
                                                                                            Williams Capital Group,
                                                                                                     L.P.

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   The Royal     08/18/09     --    $ 99.702 $2,000,000,000.00   180,000     0.00%  0.15%    RBS, Bank of America       Greenwich
    Bank of                                                                                Securities LLC, Deutsche      Capital
  Scotland PLC                                                                              Bank Securities, Morgan
   4.875% due                                                                                Stanley, J.P. Morgan,
   8/25/2014                                                                                Citi, Goldman, Sachs &
                                                                                           Co., Wachovia Securities

     Watson      08/18/09     --    $ 99.796 $  400,000,000.00    60,000     0.01%  0.05%     BofA Merrill Lynch,    Bank of America
Pharmaceuticals                                                                             Barclays Capital, Wells
  Inc. 6.125%                                                                             Fargo Securities, CIBC,,,
 due 8/15/2019                                                                              Fortis Securities LLC,
                                                                                          Mitsubishi UFJ Securities,
                                                                                             Mizuho Securities USA
                                                                                                     Inc.,

  Viacom Inc.    08/19/09     --    $ 99.247 $  250,000,000.00    60,000     0.02%  0.05%     Citi, Deutsche Bank        Deutsche
   5.625% due                                                                               Securities, RBS, Daiwa      Securities
   9/15/2019                                                                               Securities America Inc.,
                                                                                             Mizuho Securities USA
                                                                                            Inc., BNP PARIBAS, BNY
                                                                                            Mellon Capital Markets,
                                                                                              LLC, Mitsubishi UFJ
                                                                                              Securities, Scotia
                                                                                              Capital, Lloyds TSB
                                                                                               Corporate Markets

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    American     08/20/09     --    $ 99.904 $1,500,000,000.00   145,000     0.01%  0.12% Citigroup Global Markets,  Bank of America
    Express                                                                                   Inc., Credit Suisse
  Credit Corp.                                                                            Securities (USA) LLC, RBS
   5.125% due                                                                                Securities Inc., BNP
   8/15/2014                                                                              Paribas Securities Corp.,
                                                                                           Deutsche Bank Securities
                                                                                               Inc., J.P. Morgan
                                                                                               Securities Inc.,
                                                                                          Mitsubishi UFJ Securities
                                                                                             (USA) Inc., CastleOak
                                                                                          Securities L.P., Utendahl
                                                                                            Capital Partners, L.P.,
                                                                                             The Williams Capital
                                                                                                  Group, L.P.

   Yum Brands    08/20/09     --    $ 99.849 $     250,000,000    70,000     0.02%  0.06%    Goldman, Sachs & Co.,    Goldman Sachs
  Inc. 5.300%                                                                             Morgan Stanley, Citi, J.P.
 due 9/15/2019                                                                            Morgan, HSBC, Wells Fargo
                                                                                               Securities, Rabo
                                                                                          Securities USA, Inc., RBS,
                                                                                              Scotia Capital, The
                                                                                            Williams Capital Group,
                                                                                                     L.P.

   Avanlonbay    09/08/09     --    $ 99.896 $  250,000,000.00   100,000     0.04%  0.08%   Wells Fargo Securities,     JP Morgan
  Communities                                                                                LLC, Bank of America
  Inc. 6.100%                                                                             Securities LLC, Citigroup
 due 3/15/2020                                                                            Global Markets Inc., J.P.
                                                                                            Morgan Securities Inc.,
                                                                                             Morgan Stanley & Co.
                                                                                                 Incorporated

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   Prudential    09/10/09     --    $99.7676 $     900,000,000   285,000     0.03%  0.24% Bank of America Securities     Barclays
   Financial                                                                                 LLC, Barclays Capital       Capital
  Inc. 4.750%                                                                             Inc., Morgan Stanley & Co.
 due 9/17/2015                                                                            Incorporated, BNP Paribas
                                                                                            Securities Corp. Daiwa
                                                                                           Securities America Inc.,
                                                                                             HSBC Securities (USA)
                                                                                          Inc., RBS Securities Inc.,
                                                                                          Loop Capital Markets LLC,
                                                                                             Muriel Siebert & Co.,
                                                                                          Inc., Samuel A. Ramirez &
                                                                                              Company, Inc., The
                                                                                            Williams Capital Group,
                                                                                                     L.P.

   CenturyTel    09/14/09     --    $ 99.891 $     250,000,000    40,000     0.01%  0.03%     BofA Merrill Lynch,    Bank of America
  Inc. 6.150%                                                                               Barclays Capital, J.P.
 due 9/15/2019                                                                                Morgan, Wells Fargo
                                                                                          Securities, Mitsubishi UFJ
                                                                                              Securities, Morgan
                                                                                              Stanley, SunTrust,
                                                                                              Robinson Humphrey,
                                                                                          Deutsche Bank Securities,
                                                                                           Morgan Keegan & Company,
                                                                                              Inc., U.S. Bancorp
                                                                                               Investments, Inc.

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    Newmont      09/15/09     --    $ 98.808 $   1,100,000,000   265,000     0.02%  0.22% Deutsche Bank Securities,   Deutsche Bank
  Mining Corp.                                                                            UBS Investment Bank, Citi,
   6.250% due                                                                              Daiwa Securities America
   10/01/2039                                                                              Inc., HSBC, J.P. Morgan,
                                                                                           RBS, Scotia Capital, ANZ
                                                                                           Securities, BNP PARIBAS,
                                                                                             Mizuho Securities USA
                                                                                           Inc., BNY Mellon Capital
                                                                                              Markets, LLC, BBVA
                                                                                          Securities, CIBC, SOCIETE
                                                                                             GENERALE, BMO Capital
                                                                                            Markets, Mitsubishi UFJ
                                                                                            Securities, RBC Capital
                                                                                            Markets, U.S. Bancorp
                                                                                               Investments, Inc.

     Exelon      09/16/09     --    $ 98.863 $     900,000,000   155,000     0.02%  0.13%  Barclays Capital, Credit      Barclays
  Gerneration                                                                                Suisse, J.P. Morgan,        Capital
   Co. 6.250%                                                                             Goldman, Sachs & Co., Loop
      due                                                                                    Capital Markets, LLC,
   10/01/2039                                                                                 Morgan Stanley, UBS
                                                                                             Investment Bank, The
                                                                                            Williams Capital Group,
                                                                                                     L.P.

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   Ohio Power    09/21/09     --    $ 99.587 $     500,000,000   200,000     0.04%  0.16%  KeyBanc Capital Markets,   UBS Securities
   Co. 5.375%                                                                                RBS Securities Inc.,
      due                                                                                   CALYON Securities (USA)
   10/01/2021                                                                             Inc., UBS Investment Bank,
                                                                                          Mitsubishi UFJ Securities
                                                                                                  (USA), Inc.

   Enterprise    09/24/09     --    $ 99.355 $     500,000,000    35,000     0.00%  0.09% J.P. Morgan, BofA, Merrill    JP Morgan
    Products                                                                              Lynch, BNP PARIBAS, Morgan
   Operating                                                                              Stanley, Mizuho Securities
   5.250% due                                                                                USA Inc., Wells Fargo
   1/31/2020                                                                                  Securities, DnB NOR
                                                                                            Markets, UBS Investment
                                                                                           Bank, SunTrust, Robinson
                                                                                            Humphrey, Deutsche Bank
                                                                                              Securities, Scotia
                                                                                          Capital, Daiwa Securities
                                                                                               America Inc., ING
                                                                                                Wholesale, RBS

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   The Kroger    09/24/09     --    $ 99.889 $     500,000,000    60,000     0.01%  0.05%  BofA Merrill Lynch, J.P.  Bank of America
  Note 3.900%                                                                              Morgan, Citi, Mitsubishi
 due 10/1/2015                                                                               UFJ Securities, U.S.
                                                                                          Bancorp Investments, Inc.,
                                                                                            Wells Fargo Securities,
                                                                                          Fortis Securities LLC, The
                                                                                            Williams Capital Group,
                                                                                                     L.P.

      L-3        09/29/09     --    $ 99.642 $   1,000,000,000   400,000     0.02%  0.30%     BofA Merrill Lynch,    Bank of America
 Communications                                                                           Deutsche Bank Securities,
  Corp. 5.200%                                                                                SunTrust, Robinson
 due 10/15/2019                                                                              Humphrey, Wells Fargo
                                                                                             Securities, Barclays
                                                                                            Capital, CALYON, Scotia
                                                                                           Capital, ANZ Securities,
                                                                                          Mitsubishi UFJ Securities,
                                                                                          RBS, SOCIETE GENERALE, BNY
                                                                                            Mellon Capital Markets,
                                                                                                      LLC

 Enel Finance    09/30/09     --    $ 99.560 $   1,750,000,000   125,000     0.00%  0.30% Citi, BofA Merrill Lynch,     JP Morgan
 International                                                                              Barclays Capital, J.P.
 SA 5.125% due                                                                              Morgan, Credit Suisse,
   10/07/2019                                                                              Morgan Stanley, Deutsche
                                                                                                Bank Securities

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     Boston      10/06/09     --    $ 99.931 $     700,000,000   225,000     0.03%  0.17%  BofA, Merrill Lynch, BNY  Bank of America
 Properties LP                                                                              Mellon Capital Markets,
   5.875% due                                                                              LLC, Citi, Deutsche Bank
   10/15/2019                                                                               Securities, Wells Fargo
                                                                                            Securities, Capital One
                                                                                            Southcoast, Commerzbank
                                                                                             Corporates & Markets,
                                                                                          Mitsubishi UFJ Securities,
                                                                                           PNC Capital Markets LLC,
                                                                                             RBS, Scotia Capital,
                                                                                               SunTrust Robinson
                                                                                           Humphrey, TD Securities,
                                                                                          U.S. Bancorp Investments,
                                                                                                     Inc.

  Commonwealth   10/08/09     --    $ 99.448 $   1,500,000,000    70,000     0.01%  0.05% Goldman, Sachs & Co., J.P.  Goldman Sachs
    Bank of                                                                                 Morgan Securities Inc.,
   Australia                                                                                 Morgan Stanley & Co.
   5.000% due                                                                             Incorporated, Commonwealth
   10/15/2019                                                                                  Bank of Australia

    Amphenol     10/29/09     --    $ 99.813 $     600,000,000    25,000     0.00%  0.06%     BofA Merrill Lynch,    Bank of America
  Corp. 4.750%                                                                            Deutsche Bank Securities,
 due 11/15/2014                                                                            J.P. Morgan, Wells Fargo
                                                                                          Securities, Mitsubishi UFJ
                                                                                              Securities, Mizuho
                                                                                            Securities USA Inc., TD
                                                                                                  Securities

CA Inc. 5.375%    11/9/09     --    $ 99.162 $     750,000,000   245,000     0.03%  0.18% BofA Merrill Lynch, Citi,     JP Morgan
 due 12/1/2019                                                                            J.P. Morgan, Deutsche Bank
                                                                                             Securities, Barclays
                                                                                                 Capital, BNP
                                                                                           PARIBAS, Goldman, Sachs
                                                                                            & Co., KeyBanc Capital
                                                                                          Markets, Mizuho Securities
                                                                                          USA Inc., Scotia Capital,
                                                                                          U.S. Bancorp Investments,
                                                                                               Inc., Wells Fargo
                                                                                             Securities, HSBC, RBS

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     Quest       11/12/09     --    $ 98.491 $     500,000,000    85,000     0.01%  0.06% BofA Merrill Lynch, Morgan Bank of America
  Diagnostics                                                                             Stanley, RBS, Wells Fargo
  Inc. 4.750%                                                                              Securities, J.P. Morgan,
 due 1/30/2020                                                                            U.S. Bancorp Investments,
                                                                                            Inc., CALYON, Barclays
                                                                                            Capital Mitsubishi UFJ
                                                                                                  Securities

     Waste       11/12/09     --    $ 99.466 $     500,000,000    80,000     0.01%  0.06% BNP PARIBAS, J.P. Morgan,     JP Morgan
   Management                                                                                Scotia Capital, Wells
  Inc. 6.125%                                                                             Fargo Securities, CALYON,
 due 11/30/2039                                                                           Citi, Comerica Securities,
                                                                                           Daiwa Securities America
                                                                                            Inc., Goldman, Sachs &
                                                                                              Co., Mitsubishi UFJ
                                                                                              Securities, Mizuho
                                                                                             Securities USA Inc.,
                                                                                           Morgan Keegan & Company,
                                                                                            Inc., SunTrust Robinson
                                                                                            Humphrey, U.S. Bancorp
                                                                                               Investments, Inc.

   Amerisourc    11/16/09     --    $ 99.174 $     400,000,000    45,000     0.01%  0.03%  BofA Merrill Lynch, J.P.  Bank of America
  ebergen Corp.                                                                           Morgan, Barclays Capital,
     4.875%                                                                               Deutsche Bank Securities,
 due 11/15/2019                                                                              Goldman Sachs & Co.,
                                                                                          Mitsubishi UFJ Securities,
                                                                                          Mizuho Securities USA Inc.

 International   11/30/09     --    $ 99.741 $     750,000,000    90,000     0.01%  0.07%   BofA Merrill Lynch, BNP  Bank of America
   Paper Co.                                                                              PARIBAS, J.P. Morgan, UBS
   7.300% due                                                                                Investment Bank, BBVA
   11/15/2039                                                                                 Securities, CALYON,
                                                                                          Deutsche Bank Securities,
                                                                                            Citi, RBS, Wells Fargo
                                                                                          Securities, Mitsubishi UFJ
                                                                                             Securities USA Inc.,
                                                                                           Morgan Keegan & Company,
                                                                                            Inc., SOCIETE GENERALE,
                                                                                           Daiwa Securities America
                                                                                                     Inc.

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   Hess Corp.    12/09/09     --    $ 99.234 $     750,000,000   225,000     0.03%  0.17% Goldman, Sachs & Co., J.P.    JP Morgan
   6.000% due                                                                               Morgan, Morgan Stanley
   1/15/2040

     Boston      12/10/09     --    $ 99.031 $     850,000,000   150,000     0.01%  0.11% Deutsche Bank Securities,     JP Morgan
   Scientific                                                                                 BofA Merrill Lynch,
   Corp Note                                                                                 Barclays Capital, BNP
   6.00% due                                                                              PARIBAS, RBS, J.P. Morgan,
   1/15/2020                                                                               Daiwa Securities America
                                                                                             Inc., Mitsubishi UFJ
                                                                                              Securities, Mizuho
                                                                                          Securities USA Inc., Wells
                                                                                            Fargo Securities, BBVA
                                                                                            Securities, BNY Mellon
                                                                                          Capital Markets, LLC, RBC
                                                                                            Capital Markets, Scotia
                                                                                            Capital, ING Wholesale,
                                                                                              Allied Irish Banks,
                                                                                              Corporate Banking,
                                                                                            Standard Chartered Bank

   Teacher's     12/11/09     --    $ 99.873 $   2,000,000,000   150,000     0.00%  0.11% Deutsche Bank Securities,   Goldman Sachs
 Insurance and                                                                            Goldman, Sachs & Co., J.P.
    Annuity                                                                                 Morgan, Morgan Stanley,
Association of                                                                            Citi, Credit Suisse, RBS,
America 6.850%                                                                              Wells Fargo Securities,
due 12/16/2039                                                                               The Williams Capital
                                                                                                  Group, L.P.

     Motiva        1/6/10     --    $ 99.804 $   1,000,000,000   100,000     0.01%  0.08%     Credit Suisse, J.P.     Credit Suisse
  Enterprises                                                                             Morgan, Citi, Calyon, RBS,    Securities
 LLC 5.750% due                                                                           Mitsubishi UFJ Securities,    (USA) LLC
   1/15/2020                                                                              SunTrust Robinson Humphrey

    Rabobank       1/8/10     --    $ 99.968 $   1,750,000,000   500,000     0.02%  0.39%   Rabobank International,   Credit Suisse
  Nederland NV                                                                               BNP Paribas, Barclays      Securities
   4.750% due                                                                                Capital, Citi, Credit      (USA) LLC
   1/15/2020                                                                               Suisse, Daiwa Securities
                                                                                          SMBC Europe, Goldman Sachs
                                                                                              International, J.P.
                                                                                             Morgan, Merrill Lynch
                                                                                             International, Mizuho
                                                                                          International plc, Morgan
                                                                                                Stanley, Nomura
                                                                                              International, UBS
                                                                                                Investment Bank

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  CMS Energy      1/11/10     --    $ 99.436 $     300,000,000   145,000     0.04%  0.11% J.P. Morgan, BNP PARIBAS,     JP Morgan
 Corp. 6.250%                                                                                  RBS, Wells Fargo        Securities,
 due 2/1/2020                                                                                Securities, Comerica          Inc.
                                                                                              Securities, Scotia
                                                                                          Capital, Goldman, Sachs &
                                                                                             Co., KeyBanc Capital
                                                                                            Markets, Mitsubishi UFJ
                                                                                            Securities, Fifth Third
                                                                                             Securities, Inc., The
                                                                                            Williams Capital Group,
                                                                                                     L.P.

Simon Property    1/19/10     --    $ 99.621 $   1,250,000,000    90,000     0.00%  0.07% Citi, Morgan Stanley, RBS,     Barclays
   Group LP                                                                               Barclays Capital, CALYON,   Capital, Inc.
  5.650% due                                                                              RBC Capital Markets, Fifth
   2/1/2020                                                                                 Third Securities, Inc.,
                                                                                            Scotia Capital, Morgan
                                                                                            Keegan & Company, Inc.,
                                                                                          SunTrust Robinson Humphrey

 Adobe Systems    1/25/10     --    $ 99.387 $     900,000,000   160,000     0.01%  0.12% BofA Merrill Lynch, Morgan Banc of America
  Inc. 4.750%                                                                                Stanley, J.P. Morgan,
 due 2/1/2020                                                                               Wells Fargo Securities,
                                                                                          Citi, BNP PARIBAS, Credit
                                                                                           Suisse, Daiwa Securities
                                                                                           America Inc., Mitsubishi
                                                                                              UFJ Securities, RBS

 Nissan Master    1/27/10     --    $100.000 $     900,000,000   325,000     0.03%  0.25%  RBS, BofA Merrill Lynch,        RBS
  Owner Trust                                                                                Barclays Capital, BNP      Securities
 0.23063% due                                                                                   PARIBAS, Calyon
   1/15/2015                                                                                   Securities, HSBC,
                                                                                          Mitsubishi UFJ Securities,
                                                                                               SOCIETE GENERALE
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